Exhibit 10.1

LICENSE AGREEMENT

AMENDMENT NO. 3

THIS AMENDMENT NO. 3 TO THE LICENSE AGREEMENT (“Third Amendment”) is made and entered into effective as of March 25, 2005 (“Third Amendment Date”) by and between ROCHE PALO ALTO LLC (successor in interest by merger to SYNTEX (U.S.A.) INC.) (“Roche”), having offices at 3431 Hillview Avenue, Palo Alto, California 94304, and CV THERAPEUTICS, INC. (“CVT”), having an address at 3172 Porter Drive, Palo Alto, California 94304. Capitalized Terms used in the Third Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the License Agreement.

RECITALS

Roche and CVT entered into the License Agreement effective March 27, 1996 (“License Agreement”) and entered into two Amendments to the License Agreement effective July 3, 1997 and November 30, 1999, respectively (“Amendments”). The License Agreement as amended by the Amendments and this Third Amendment shall constitute the “Agreement.”

The parties now wish to amend the Agreement to change date of the payment of the milestones and otherwise amend the Agreement as expressly set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, Roche and CVT now wish to amend the Agreement as follows effective as of the Third Amendment Date:

1.    Amendment of Sections 5.1(b)(2) and (3).    Sections 5.1(b)(2) and (3) of the License Agreement are hereby amended and replaced in their entirety with the following new Sections 5.1(b)(2) and (3):

(2)	First NDA Payment. Within thirty (30) days of the first approval of an NDA or equivalent in one of the Major Market Countries (the “First Approval”), CVT shall pay to Roche Eleven Million United States Dollars (US$11,000,000.00). If the First Approval of an NDA or equivalent in one of the Major Market Countries has not occurred by March 31, 2006, CVT shall pay to Roche by no later than April 10, 2006 Three Million United States Dollars (US$3,000,000.00). If, after March 31, 2006, CVT receives the First Approval of an NDA or equivalent in one of the Major Market Countries, CVT shall pay to Roche Eight Million United States Dollars (US$8,000,000.00) within thirty (30) days of such First Approval.

(3)	Second NDA Payment. In addition to the payment in Section 5.1(b)(2) above, CVT shall pay to Roche within thirty (30) days of the second approval of an NDA or equivalent in one of the Major Market Countries Nine Million United States Dollars (US$9,000,000.00).

2.    Amendment of Section 5.1(b)(5).    Section 5.1(b)(5) shall be deleted in its entirety.

3.    Ratification of Changes to Article XIII – Notices.    For the avoidance of doubt, the parties ratify and agree that the original notice provisions under Article XIII of the Agreement are hereby replaced with the following, which shall apply for purposes of all notices (including notices regarding payments and payments themselves) under the Agreement:

For Roche:	Roche Palo Alto LLC
3431 Hillview Avenue
Palo Alto, California 94304
Attn: General Counsel
Facsimile: (650) 852-1338

And with a copy to:	F. Hoffmann-La Roche Ltd
P.O. Box CH-4070 Basel
Switzerland
Attn: Corporate Law
Facsimile: 41-61-68-81396

For CVT:	CV Therapeutics, Inc.
3172 Porter Drive
Palo Alto, CA 94304
Attn: General Counsel
Facsimile: (650) 858-0388

With a copy to:	Latham & Watkins LLP
135 Commonwealth Drive
Menlo Park, CA 94025
Attn: Alan Mendelson, Esq.
Facsimile: (650) 463-2600

4.    Full Force and Effect.    This Third Amendment amends the terms of the Agreement and the Amendments and is deemed incorporated into, and governed by all the other terms of, the Agreement and Amendments. In the event of any conflict between the terms of the Agreement and the Amendments and the terms of this Third Amendment, the terms of this Third Amendment shall govern. The provisions of the Agreement, as amended by the Amendments and this Third Amendment, remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Third Amendment to be effective as of the Third Amendment Date.

ROCHE PALO ALTO LLC		CV THERAPEUTICS, INC.

By:	/s/ Robert B. Stein	By:	/s/ Louis G. Lange

Name:	Robert B. Stein	Name:	Louis G. Lange, M.D., Ph.D.

Title:	President	Title:	Chairman & CEO